Related Party Transactions (Details Narrative) (USD $)	4 Months Ended	6 Months Ended
	May 21, 2014	Jun. 30, 2014
Related Party Transactions [Abstract]
Accounts payable, related parties	$ 48,625	$ 4,288
Contribution of unproved oil and natural gas properties		1,898,947
Exploration and development obligation, description		The Company has a service agreement with Chisholm II to use its existing technical exploration team to further explore and develop the oil and gas Property. The Company is obligated to pay Chisholm II $25,000 per month plus expenses for these services.
Exploration and development expenses		65,539
Related party transaction, amounts of transactions		25,178
Repayment of related party transactions		25,178
Related party transaction, selling, general and administrative expenses		$ 12,501
Shares issued for transfer of oil and natural gas assets	10,000,000